Other liabilities and provisions	6 Months Ended
Jun. 30, 2024
Other liabilities and provisions
Other liabilities and provisions

12. Other liabilities and provisions

During the six months ended June 30, 2024, the decrease of EUR 39,954k in other liabilities and provisions was primarily due to lower provisions related to CMO arbitrations and due to lower accruals for outstanding invoices.

In May 2024, the Company received the second ruling of its three CMO arbitrations. In 2022, Celonic Deutschland GmbH & Co. KG (Celonic) initiated arbitration proceedings according to the procedural rules of the German Arbitration Institute against the

Company, following the termination of the agreement by CureVac after the withdrawal of the EMA dossier of CVnCoV, the Company's first generation SARS COV-2 vaccine candidate. The Company defended against Celonic’s claims in written submission and the oral hearings. In the final award, the arbitration tribunal awarded 65% of Celonic’s claims. As the award was higher than the provision, expense of EUR 17,098k was recognized in cost of sales. As of June 30, 2024, the awarded amount was paid to Celonic.

In July 2024, the Company received the last ruling of its three CMO arbitrations. In 2022, Wacker Biotech B.V. (Wacker) initiated arbitration proceedings according to the procedural rules of the German Arbitration Institute against the Company, following the termination of the agreement by CureVac after the withdrawal of the EMA dossier of CVnCoV, the Company's first generation SARS COV - 2 vaccine candidate. The Company defended against Wacker's claims in written submission and the oral hearings. In the final award, the arbitration tribunal awarded 30% of Wacker's claims. The provision related to the Wacker arbitration therefore decreased by EUR 2,091k.